================================================================================

                                                                    EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Paradigm Oil And Gas, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Marc Juliar, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Date: September 30, 2007


     /s/ "Marc Juliar"


     Marc Juliar
     Chief Financial Officer










--------------------------------------------------------------------------------